UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 25, 2023
_________________________________________________________________
First Citizens BancShares, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16715	56-1528994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Six Forks Road	Raleigh	North Carolina	27609
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (919) 716-7000
________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, Par Value $1	FCNCA	Nasdaq Global Select Market
Depositary Shares, Each Representing a 1/40th Interest in a Share of 5.375% Non-Cumulative Perpetual Preferred Stock, Series A	FCNCP	Nasdaq Global Select Market
5.625% Non-Cumulative Perpetual Preferred Stock, Series C	FCNCO	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change to Fiscal Year.
As further described in Item 5.07 of this Current Report on Form 8-K (this "Report"), at the annual meeting of stockholders of First Citizens BancShares, Inc. (the "Company" or the "Registrant") on April 25, 2023 (the "2023 Annual Meeting"), the Company's stockholders approved three separate amendments to the Company's Restated Certificate of Incorporation (the "Certificate"), including:

•an amendment to Article IV of the Certificate to increase the number of authorized shares of the Company's Class A Common Stock from 16,000,000 shares to 32,000,000 shares;
•an amendment to Article IV of the Certificate to increase the number of authorized shares of the Company's Preferred Stock from 10,000,000 shares to 20,000,000 shares; and
•an amendment to Article VI of the Certificate to reflect new Delaware law provisions providing for exculpation of the Company's officers for claims brought by stockholders, including class actions, for breach of their duty of care.

Each of the amendments is described in the Company's definitive proxy statement filed with the Securities and Exchange Commission and distributed to stockholders in connection with the 2023 Annual Meeting. The amendments have been combined into one consolidated Amended and Restated Certificate of Incorporation (as amended, the "Amended and Restated Certificate"). The Amended and Restated Certificate became effective upon filing with the Secretary of State of the State of Delaware on April 27, 2023. A copy of the Amended and Restated Certificate is filed as Exhibit 3.01 to this Report and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.
The 2023 Annual Meeting was held on April 25, 2023. At the meeting, the Company's stockholders voted on:

•the election of 13 directors for terms of one year each;
•a non-binding, advisory “say-on-pay” resolution to approve compensation paid or provided to the Company's named executive officers as disclosed in the proxy statement for the 2023 Annual Meeting;
•a non-binding, advisory "say-on-frequency" vote on whether the Company should submit a "say-on-pay" resolution for a vote of stockholders every year, every two years, or every three years;
•a proposal to approve and adopt an amendment to the Certificate to increase the number of authorized shares of the Company's Class A Common Stock from 16,000,000 shares to 32,000,000 shares;
•a proposal to approve and adopt an amendment to the Certificate to increase the number of authorized shares of the Company's Preferred Stock from 10,000,000 shares to 20,000,000 shares;
•a proposal to approve and adopt an amendment to the Certificate to reflect new Delaware law provisions providing for officer exculpation; and
•a proposal to ratify the appointment of KPMG LLP as the Company's independent public accountants for 2023.

The following tables reflect the final results of the voting at the annual meeting.

ELECTION OF DIRECTORS

Name of Nominee	Votes Cast "For"	Votes "Withheld"	Broker Non-votes
Ellen R. Alemany	23,438,454	468,012	3,702,829
John M. Alexander, Jr.	23,332,761	573,705	3,702,829
Victor E. Bell III	20,841,792	3,064,674	3,702.829
Peter M. Bristow	23,460,872	445,594	3,702,829
Hope H. Bryant	23,457,183	449,283	3,702,829
Michael A. Carpenter	23,569,438	337,028	3,702,829
H. Lee Durham, Jr	20,838,915	3,067,551	3,702,829
Dr. Eugene Flood, Jr.	23,882,266	24,200	3,702,829
Frank B. Holding, Jr	23,555,503	350,963	3,702,829
Robert R. Hoppe	23,838,226	68,240	3,702,829
Floyd L. Keels	23,779,242	127,224	3.702,829
Robert E. Mason IV	21,242,178	2,664,288	3,702,829
Robert T. Newcomb	20,057,700	3,848,766	3,702,829

“SAY-ON-PAY” PROPOSAL

Description of Matter Voted On	Votes Cast "For"	Votes Cast "Against"	Abstained	Broker Non-votes
Proposal to approve a non-binding, advisory resolution to approve compensation paid or provided to named executive officers as disclosed in the 2023 Annual Meeting proxy statement	22,886,080	899,514	120,872	3,702,829

“SAY-ON-FREQUENCY” PROPOSAL

Description of Matter Voted On	Votes Cast For "Every Year"	Votes Cast For "Every Two Years"	Votes Cast For "Every Three Years"	Abstained	Broker Non-votes
Non-binding, advisory "say-on-frequency" vote on whether the Company should submit a "say-on-pay" resolution for a vote of stockholders every year, every two years, or every three years	23,601,679	11,846	265,813	27,128	3,702,829

PROPOSAL TO AMEND THE RESTATED CERTIFICATE OF INCORPORATION
TO
INCREASE THE NUMBER OF AUTHORIZED SHARES OF CLASS A COMMON STOCK

Description of Matter Voted On	Votes Cast "For"	Votes Cast "Against"	Abstained	Broker Non-votes
Proposal to approve and adopt an amendment to the Certificate to increase the number of authorized shares of Class A Common Stock:
Class A Common Stock voting as a separate class	12,297,976	253,590	21,857	-0-
Class A Common Stock and Class B Common Stock voting together	27,238,536	287,974	82,785	-0-

PROPOSAL TO AMEND THE RESTATED CERTIFICATE OF INCORPORATION
TO
INCREASE THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK

Description of Matter Voted On	Votes Cast "For"	Votes Cast "Against"	Abstained	Broker Non-votes
Proposal to approve and adopt an amendment to the Certificate to increase the number of authorized shares of Preferred Stock	18,351,164	5,492,643	62,659	3,702,829

PROPOSAL TO AMEND THE RESTATED CERTIFICATE OF INCORPORATION
TO
REFLECT NEW DELAWARE LAW OFFICER EXCULPATION PROVISIONS

Description of Matter Voted On	Votes Cast "For"	Votes Cast "Against"	Abstained	Broker Non-votes
Proposal to approve and adopt an amendment to the Certificate to reflect new Delaware law provisions providing for officer exculpation	22,912,156	944,949	49,361	3,702,829

PROPOSAL TO RATIFY THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

Description of Matter Voted On	Votes Cast "For"	Votes Cast "Against"	Abstained	Broker Non-votes
Proposal to ratify the appointment of independent accountants for 2023	27,531,352	43,580	34,363	-0-

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits. The following exhibit accompanies this Report:

Exhibit No.	Exhibit Description
3.01	Amended and Restated Certificate of Incorporation (filed herewith)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

        FIRST CITIZENS BANCSHARES, INC.
(Registrant)

Date:    April 28, 2023     By:    /s/ Craig L. Nix
        Craig L. Nix
        Chief Financial Officer